                                                                   EXHIBIT 24(a)

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Leslie S. Biller
                                  ----------------------------------------------
                                  Leslie S. Biller

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ J.A. Blanchard III
                                  ----------------------------------------------
                                  J.A. Blanchard III

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Michael R. Bowlin
                                  ----------------------------------------------
                                  Michael R. Bowlin

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ David A. Christensen
                                  ----------------------------------------------
                                  David A. Christensen

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Spencer F. Eccles
                                  ----------------------------------------------
                                  Spencer F. Eccles

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Susan E. Engel
                                  ----------------------------------------------
                                  Susan E. Engel

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Robert L. Joss
                                  ----------------------------------------------
                                  Robert L. Joss

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Reatha Clark King
                                  ----------------------------------------------
                                  Reatha Clark King

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Richard M. Kovacevich
                                  ----------------------------------------------
                                  Richard M. Kovacevich

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Richard D. McCormick
                                  ----------------------------------------------
                                  Richard D. McCormick

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Cynthia H. Milligan
                                  ----------------------------------------------
                                  Cynthia H. Milligan

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Benjamin F. Montoya
                                  ----------------------------------------------
                                  Benjamin F. Montoya

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Philip J. Quigley
                                  ----------------------------------------------
                                  Philip J. Quigley

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Donald B. Rice
                                  ----------------------------------------------
                                  Donald B. Rice

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Judith M. Runstad
                                  ----------------------------------------------
                                  Judith M. Runstad

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Susan G. Swenson
                                  ----------------------------------------------
                                  Susan G. Swenson

                              WELLS FARGO & COMPANY

                                Power of Attorney
                           of Director and/or Officer

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including preferred and other securities(herein, "Trust Securities") issued by one or more trusts (herein, "Trusts") formed and controlled by said Company, guarantees, limited guarantees and similar purchase and other obligations of said Company of or relating to Trust Securities, and common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $1,500,000,000, proposed to be sold by said Company and one or more Trusts from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of July, 2001.



                                  /s/ Michael W. Wright
                                  ----------------------------------------------
                                  Michael W. Wright